SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 17, 2003
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Washington                  000-22418                91-1011792
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  (State or Other Jurisdiction     (Commission File No.)      (IRS Employer
       of Incorporation)                                 Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits.  The following item is
              attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1  Press Release dated April 17, 2003

Item 9.    Regulation FD Disclosure (Information provided pursuant to Item 12)

              On April 17, 2003, Itron, Inc. issued a press release regarding its financial results for its fiscal 2003 first quarter, ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ITRON, INC.

Dated:  April 17, 2003       By:  /s/ DAVID G. REMINGTON
                                  ----------------------
                                     David G. Remington
                                     Vice President and Chief Financial Officer

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